Exhibit 10.1

SEVENTH AMENDMENT TO SERVICES AGREEMENT

BETWEEN

NST CONSULTING, LLC

AND

ACLARIS THERAPEUTICS, INC.

This Seventh Amendment to the Services Agreement (“Seventh Amendment”) made and entered into this        day of  May 2017 (“Effective Date”), by and between NST CONSULTING, LLC (“NST’) and ACLARIS THERAPEUTICS, INC. (“Aclaris”).

WHEREAS, NST provides certain management services to Aclaris pursuant to that certain Services Agreement dated February 5, 2014 (“Services Agreement”), as amended by the First Amendment dated December 19, 2014, the Second Amendment dated August 11, 2015, the Third Amendment dated November 24, 2015, the Fourth Amendment dated January 8, 2016, the Fifth Amendment dated January 8, 2016, and the Sixth Amendment dated December 21, 2016, the services being more specifically described therein; and

WHEREAS, NST and Aclaris wish to further amend the Services Agreement as follows;

NOW, THEREFORE, in consideration of and the agreement of each other, NST and Aclaris agree that the Services Agreement shall be and the same is hereby amended as follows:

1.   Incorporation of Recitals.  The recitals set forth above, the Services Agreement referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Seventh Amendment. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Services Agreement.

2.   Exhibit A. Exhibit A is deleted in its entirety and replaced with the new Exhibit A attached hereto.

4.   Binding Effect.  Except as expressly amended hereby, the Services Agreement remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, NST and Aclaris have duly executed this Seventh Amendment on the date first above written.

NST CONSULTING, LLC		ACLARIS THERAPEUTICS, INC.

By:	/s/ Doug Gessl	By:	/s/ Frank Ruffo
Name:	Doug Gessl	Name:	Frank Ruffo
Title:	CFO	Title:	CFO

EXHIBIT A- 7th Amendment

(effective May 31, 2017)

•	Personnel Compensation paid by Aclaris to NST:

None.

•	Administrative Support Staff:

Effective January 1, 2017: (33.33% of M. Walker, 85% T. Rambert, 20% J. Good)

$7,375/month (includes benefits charge, excludes annual bonuses)

•	Total Overhead Charge:

Effective January 1, 2017, the Overhead Charge will increase by 3% to $10,360/month.

•	Monthly Amounts Due from Aclaris to NST:

Jan. – Dec. 2017
Personnel:	$0.00
Administrative Support Staff:	$7,375.00
Overhead Charge:	$10,360.00
Total Due from Aclaris to NST for Services Provided:	$17,735.00

•	Personnel Compensation paid by NST to Aclaris:
(1)	Effective May 31, 2017, Lisa Shultz will no longer provide services to Ralexar Therapeutics and NST will no longer reimburse Aclaris for such services. $0 for Accounting Services Support.